EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Coates International, Ltd. (the “Company”) on Form 10-K for the year ended December 31, 2007 (the "Report"), we, George J. Coates, President and Chief Executive Officer and the Principal Executive Officer of the Company and Barry C. Kaye, Treasurer, Chief Financial Officer and the Principal Accounting Officer of the Company, certify, to the best of our knowledge, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 11, 2008	/s/ George J. Coates
George J. Coates
President, Chief Executive Officer and Principal Executive Officer

/s/ Barry C. Kaye
Barry C. Kaye
Treasurer, Chief Financial Officer and Principal Accounting Officer